Exhibit 4.2

[Template for employees with options re GmbH A shares with a strike price of EUR 1, who do not hold other options.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold, a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a subscription price of €1 and otherwise subject to certain terms and conditions (the Options).

C.

Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the

Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 5 below, the Existing Option Agreement is hereby amended to the effect that

1.1	the number of Options held by the Employee shall be the Applicable Number, as such term is defined in Clause 2 below, rather than the number set out in the Existing Option Agreement (the Original Number),

1.2	the number of Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total Original Number that has vested or will vest on that date multiplied by the Applicable Number and divided by the Original Number (such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 4 below, be one IPOCo Share rather than one GmbH A Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 3 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 3.1 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 4),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	APPLICABLE NUMBER

The Applicable Number (N in the formula below) is the (a) trivago Options Value divided by (b) (i) the Offer Price minus (ii) €0.06, the result of such division to be rounded down to the next integer number, with

2.1	the trivago Options Value (V in the formula below) being (a) the Original Number (M in the formula below), multiplied by (b) (i) the Offer Price multiplied with the Expedia/Founders Multiple minus (ii) €1,

2.2	the Offer Price being the offer price under the IPO (P in the formula below),

2.3	the Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares (EFM in the formula below).

i.e. is determined on the basis of the following Formulas (subject to such rounding):

N =	V
P – €0.06

with

V = M × (P × EFM – €1).

3.	EXERCISE

3.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many Options are exercised (in relation to each instalment the Exercise Notice).

3.2	Upon any Exercise IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares to the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

4.	NET EXERCISE MECHANISM

4.1

The Parties acknowledge and agree that save for the agreement made in this Clause 4 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the subscription price of €0.06 for each IPOCo Share, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 4.

4.2	The number of the IPOCo Shares to be actually issued upon any Exercise (the Issuable Shares) shall be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the Options as defined in Clause 4.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

4.3	Exercise Price for each Option shall mean the amount of €0.06.

4.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

4.5	In consideration of, by operation of Clause 4.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 4.2 above X shall be the amount resulting from clause 4.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 4.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

5.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

6.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

7.	MISCELLANEOUS

7.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

7.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

7.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

7.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 7.3.

7.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

7.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises	vested Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share in.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for employees with options re GmbH A shares with a higher strike price.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a certain subscription price (the Original Subscription Price) and otherwise subject to certain terms and conditions (the Options).

C.

Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 4 below, the Existing Option Agreement is hereby amended to the effect that

1.1	the number of Options held by the Employee shall be the Applicable Number, as such term is defined in Clause 2 below, rather than the number set out in the Existing Option Agreement (the Original Number),

1.2	the number of Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 4 below, be one IPOCo Share rather than one GmbH A Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 3 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 3.1 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 4),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	APPLICABLE NUMBER

The Applicable Number is the Original Number multiplied by the Expedia/Founders Multiple, with the Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares.

3.	EXERCISE

3.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many Options are exercised (in relation to each instalment the Exercise Notice).

3.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares to the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

4.	NET EXERCISE MECHANISM

4.1	The Parties acknowledge and agree that save for the agreement made in this Clause 4 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 4.

4.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall, for the Options separately, be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the Options as defined in Clause 0, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

The Exercise Price for each Option shall be the Original Subscription Price divided by the Expedia/Founders Multiplier.

4.3	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

4.4	In consideration of, by operation of Clause 4.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 4.2 above X shall be the amount resulting from clause 4.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 4.4 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

5.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

6.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

7.	MISCELLANEOUS

7.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

7.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

7.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

7.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 7.4.

7.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

7.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE:	Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises	vested Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for employees with options re both GmbH A shares with a strike price of EUR 1 and GmbH A shares with a higher strike price.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold

(a)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a subscription price of €1 and otherwise subject to certain terms and conditions (the A1 Options)

(b)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a certain subscription price (the Original SP Subscription Price) and otherwise subject to certain terms and conditions (the SP Options)

(the A1 Options and the SP Options collectively being the Options).

C.

Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 5 below, the Existing Option Agreement is hereby amended to the effect that

1.1

(a)	the number of A1 Options held by the Employee shall be the A1 Applicable Number, as such term is defined in Clause 2 below, and

(b)	the number of SP Options held by the Employee shall be the SP Applicable Number, as such term is defined in Clause 3 below,

rather than the number of A1 Options and of SP Options, respectively, set out in the Existing Option Agreement (the A1 Original Number and the SP Original Number, respectively),

1.2

(a)	the number of A1 Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total A1 Original Number that has vested or will vest on that date multiplied by the A1 Applicable Number and divided by the A1 Original Number (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded), and

(b)	the number of SP Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total SP Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 5 below, be one IPOCo Share rather than one GmbH A Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 4 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 4 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 5),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	A1 APPLICABLE NUMBER

The A1 Applicable Number (NA1 in the formula below) is the (a) trivago A1 Options Value divided by (b) (i) the Offer Price minus (ii) €0.06, the result of such division to be rounded down to the next integer number, with

2.1	the trivago A1 Options Value (VA1 in the formula below) being (a) the A1 Original Number (MA1 in the formula below), multiplied by (b) (i) the Offer Price multiplied with the Expedia/Founders Multiple minus (ii) €1,

2.2	the Offer Price being the offer price under the IPO (P in the formula below),

2.3	the Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares (EFM in the formula below).

i.e. is determined on the basis of the following Formulas (subject to such rounding):

NA1 =	VA1
P – €0.06

with

VA1 = MA1 × (P × EFM – €1).

3.	SP APPLICABLE NUMBER

The SP Applicable Number is the SP Original Number multiplied by the Expedia/Founders Multiple.

4.	EXERCISE

4.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many Options are exercised (in relation to each instalment the Exercise Notice).

4.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares to the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

5.	NET EXERCISE MECHANISM

5.1	The Parties acknowledge and agree that save for the agreement made in this Clause 5 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 5.

5.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall, for the A1 Options and the SP Options separately, be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options of the relevant type exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the relevant Options as defined in Clause 5.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

5.3	The Exercise Price for each Option shall

(a)	in the case of the A1 Options be €0.06, and

(b)	in the case of the SP Options be the Original SP Subscription Price divided by the Expedia/Founders Multiplier.

5.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

5.5	In consideration of, by operation of Clause 5.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 5.2 above X shall be the amount resulting from clause 5.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 5.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

6.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

7.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

8.	MISCELLANEOUS

8.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

8.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

8.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

8.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 8.4.

8.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

8.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises	vested A1 Options,
[number of vested Options to be inserted by Employee]

and	vested SP Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for employees with options re both GmbH A shares with a strike price of EUR 1 and GmbH B shares with EUR 1 or a higher strike price]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold

(a)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a subscription price of €1 and otherwise subject to certain terms and conditions (the A1 Options)

(b)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one B Share in trivago GmbH at a certain subscription price (the Original SP Subscription Price) and otherwise subject to certain terms and conditions (the SP Options)

(the A1 Options and the SP Options collectively being the Options).

C.

Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 5 below, the Existing Option Agreement is hereby amended to the effect that

1.1

(a)	the number of A1 Options held by the Employee shall be the A1 Applicable Number, as such term is defined in Clause 2 below, and

(b)	the number of SP Options held by the Employee shall be the SP Applicable Number, as such term is defined in Clause 3 below,

rather than the number of A1 Options and of SP Options, respectively, set out in the Existing Option Agreement (the A1 Original Number and the SP Original Number, respectively),

1.2

(a)	the number of A1 Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total A1 Original Number that has vested or will vest on that date multiplied by the A1 Applicable Number and divided by the A1 Original Number (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded), and

(b)	the number of SP Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total SP Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) provided that the result of such multiplication shall be divided by 1,000 (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 5 below, be one IPOCo Share rather than one GmbH A Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 4 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 4 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 5),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	A1 APPLICABLE NUMBER

The A1 Applicable Number (NA1 in the formula below) is the (a) trivago A1 Options Value divided by (b) (i) the Offer Price minus (ii) €0.06, the result of such division to be rounded down to the next integer number, with

2.1	the trivago A1 Options Value (VA1 in the formula below) being (a) the A1 Original Number (MA1 in the formula below), multiplied by (b) (i) the Offer Price multiplied with the Expedia/Founders Multiple minus (ii) €1,

2.2	the Offer Price being the offer price under the IPO (P in the formula below),

2.3	the Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares (EFM in the formula below).

i.e. is determined on the basis of the following Formulas (subject to such rounding):

NA1 =	VA1
P – €0.06

with

VA1 = MA1 × (P × EFM – €1).

3.	SP APPLICABLE NUMBER

The SP Applicable Number is the SP Original Number multiplied by the Expedia/Founders Multiple provided that the result of such multiplication shall be divided by 1,000 and the result of such division then be rounded down to the next integer number.

4.	EXERCISE

4.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many Options are exercised (in relation to each instalment the Exercise Notice).

4.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares to the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

5.	NET EXERCISE MECHANISM

5.1	The Parties acknowledge and agree that save for the agreement made in this Clause 5 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 5.

5.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall, for the A1 Options and the SP Options separately, be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options of the relevant type exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the relevant Options as defined in Clause 5.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

5.3	The Exercise Price for each Option shall

(a)	in the case of the A1 Options be €0.06, and

(b)	in the case of the SP Options be the Original SP Subscription Price divided by the Expedia/Founders Multiplier provided that the result of such division shall be multiplied by 1,000.

5.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

5.5	In consideration of, by operation of Clause 5.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 5.2 above X shall be the amount resulting from clause 5.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 5.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

6.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

7.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

8.	MISCELLANEOUS

8.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

8.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

8.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

8.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 8.4.

8.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

8.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises	vested A1 Options,
[number of vested Options to be inserted by Employee]

and	vested SP Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for employees with options re GmbH A shares with a strike price of EUR 1, GmbH

B shares with a strike price and GmbH A shares with a higher strike price.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold

(a)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a subscription price of €1 and otherwise subject to certain terms and conditions (the A1 Options)

(b)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a certain subscription price (the Original ASP Subscription Price) and otherwise subject to certain terms and conditions (the ASP Options)

(c)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one B Share in trivago GmbH at a certain subscription price (the Original BSP Subscription Price) and otherwise subject to certain terms and conditions (the BSP Options) (the A1 Options, the ASP Options and the BSP Options collectively being the Options).

C.	Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 6 below, the Existing Option Agreement is hereby amended to the effect that

1.1

(a)	the number of A1 Options held by the Employee shall be the A1 Applicable Number, as such term is defined in Clause 2 below, and

(b)	the number of ASP Options held by the Employee shall be the ASP Applicable Number, as such term is defined in Clause 3 below,

(c)	the number of BSP Options held by the Employee shall be the BSP Applicable Number, as such term is defined in Clause 4 below,

rather than the number of A1 Options, of ASP Options and of BSP Options, respectively, set out in the Existing Option Agreement (the A1 Original Number, the ASP Original Number and the BSP Original Number, respectively),

1.2

(a)	the number of A1 Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total A1 Original Number that has vested or will vest on that date multiplied by the A1 Applicable Number and divided by the A1 Original Number (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded), and

(b)	the number of ASP Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total ASP Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded), and

(c)	the number of BSP Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total BSP Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) provided that the result of such multiplication shall be divided by 1,000 (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 6 below, be one IPOCo Share rather than one GmbH A Share or GmbH B Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 5 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 5.1 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 6),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	A1 APPLICABLE NUMBER

The A1 Applicable Number (NA1 in the formula below) is the (a) trivago A1 Options Value divided by (b) (i) the Offer Price minus (ii) €0.06, the result of such division to be rounded down to the next integer number, with

2.1	the trivago A1 Options Value (VA1 in the formula below) being (a) the A1 Original Number (MA1 in the formula below), multiplied by (b) (i) the Offer Price multiplied with the Expedia/Founders Multiple minus (ii) €1,

2.2	the Offer Price being the offer price under the IPO (P in the formula below),

2.3	the Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares (EFM in the formula below).

i.e. is determined on the basis of the following Formulas (subject to such rounding):

NA1 =	VA1
P – €0.06

with

VA1 =	MA1 × (P × EFM – €1).

3.	ASP APPLICABLE NUMBER

The ASP Applicable Number is the ASP Original Number multiplied by the Expedia/Founders Multiple.

4.	BSP APPLICABLE NUMBER

The BSP Applicable Number is the BSP Original Number multiplied by the Expedia/Founders Multiple provided that the result of such multiplication shall be divided by 1,000 and the result of such division then be rounded down to the next integer number.

5.	EXERCISE

5.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many (and which kind of) Options are exercised (in relation to each instalment the Exercise Notice).

5.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

6.	NET EXERCISE MECHANISM

6.1	The Parties acknowledge and agree that save for the agreement made in this Clause 6 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the relevant Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 6.

6.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall, for the A1 Options, the ASP Options and the BSP Options separately, be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options of the relevant type exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the relevant Options as defined in Clause 6.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

6.3	The Exercise Price for each Option shall

(a)	in the case of the A1 Options be €0.06, and

(b)	in the case of the ASP Options be the Original ASP Subscription Price divided by the Expedia/Founders Multiplier, and

(c)	in the case of the BSP Options be the Original BSP Subscription Price divided by the Expedia/Founders Multiplier provided that the result of such division shall be multiplied by 1,000.

6.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

6.5	In consideration of, by operation of Clause 6.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 6.2 above X shall be the amount resulting from clause 6.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 6.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

7.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

8.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

9.	MISCELLANEOUS

9.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

9.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

9.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

9.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 9.4.

9.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

9.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises		vested A1 Options,
[number of vested Options to be inserted by Employee]

and		vested ASP Options,
[number of vested Options to be inserted by Employee]

and		vested BSP Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for employees with options re GmbH B shares with a strike price of EUR 1, and

GmbH A shares with a higher strike price.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold

(a)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one A Share in trivago GmbH at a certain subscription price (the Original ASP Subscription Price) and otherwise subject to certain terms and conditions (the ASP Options)

(b)	a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one B Share in trivago GmbH at a certain subscription price (the Original BSP Subscription Price) and otherwise subject to certain terms and conditions (the BSP Options)

(the	ASP Options and the BSP Options collectively being the Options).

C.

Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 6 below, the Existing Option Agreement is hereby amended to the effect that

1.1

(a)	the number of ASP Options held by the Employee shall be the ASP Applicable Number, as such term is defined in Clause 2 below, and

(b)	the number of BSP Options held by the Employee shall be the BSP Applicable Number, as such term is defined in Clause 3 below,

rather than the number of A1 Options, of ASP Options and of BSP Options, respectively, set out in the Existing Option Agreement (the ASP Original Number and the BSP Original Number, respectively),

1.2

(a)	the number of ASP Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total ASP Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded), and

(b)	the number of BSP Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total BSP Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) provided that the result of such multiplication shall be divided by 1,000 (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 6 below, be one IPOCo Share rather than one GmbH A Share or GmbH B Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 5 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 5.1 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 6),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	ASP APPLICABLE NUMBER

The ASP Applicable Number is the ASP Original Number multiplied by the Expedia/Founders Multiple.

3.	BSP APPLICABLE NUMBER

The BSP Applicable Number is the BSP Original Number multiplied by the Expedia/Founders Multiple provided that the result of such multiplication shall be divided by 1,000 and the result of such division then be rounded down to the next integer number.

4.	EXERCISE

4.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many (and which kind of) Options are exercised (in relation to each instalment the Exercise Notice).

4.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

5.	NET EXERCISE MECHANISM

5.1	The Parties acknowledge and agree that save for the agreement made in this Clause 6 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the relevant Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 5.

5.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall, for the the ASP Options and the BSP Options separately, be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options of the relevant type exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the relevant Options as defined in Clause 6.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

5.3	The Exercise Price for each Option shall

(a)	in the case of the ASP Options be the Original ASP Subscription Price divided by the Expedia/Founders Multiplier, and

(b)	in the case of the BSP Options be the Original BSP Subscription Price divided by the Expedia/Founders Multiplier provided that the result of such division shall be multiplied by 1,000.

5.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

5.5	In consideration of, by operation of Clause 6.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 6.2 above X shall be the amount resulting from clause 6.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 6.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

6.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

7.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

8.	MISCELLANEOUS

8.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

8.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

8.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

8.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 8.4.

8.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

8.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises

vested ASP Options,
[number of vested Options to be inserted by Employee]

and		vested BSP Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for employees with options re GmbH B shares with a strike price of EUR 1, who do not hold other options.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds a certain number of vested and unexercised options and/or a certain number of unvested and unexercised options, each to subscribe for one B Share in trivago GmbH at a subscription price of €1 and otherwise subject to certain terms and conditions (the Options).

C.

Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 5 below, the Existing Option Agreement is hereby amended to the effect that

1.1	the number of Options held by the Employee shall be the Applicable Number, as such term is defined in Clause 2 below, rather than the number set out in the Existing Option Agreement (the Original Number),

1.2	the number of Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2 below) divided by 1,000 (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 4 below, be one IPOCo Share rather than one GmbH B Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 3 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 3 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 4),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	APPLICABLE NUMBER

The Applicable Number (N in the formula below) is the Original Number (M in the formula below) multiplied by the Expedia/Founders Multiple (EFM in the formula below) divided by 1,000, the result of such division to be rounded down to the next integer number, with the Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares, i.e. is determined on the basis of the following Formula (subject to such rounding):

N =	M × EFM
1,000

3.	EXERCISE

3.1	The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many Options are exercised (in relation to each instalment the Exercise Notice).

3.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares to the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

4.	NET EXERCISE MECHANISM

4.1	The Parties acknowledge and agree that save for the agreement made in this Clause 4 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 4.

4.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options of the relevant type exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the Options as defined in Clause 4.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

4.3	The Exercise Price for each Option shall be €1 (i) divided by the Expedia/Founders Multiplier, (ii) multiplied by 1,000.

4.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

4.5	In consideration of, by operation of Clause 4.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 4.2 above X shall be the amount resulting from clause 4.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 4.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

5.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

6.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

7.	MISCELLANEOUS

7.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

7.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

7.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

7.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 7.3.

7.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

7.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises		vested Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[Template for one employee with options re both GmbH B shares with a strike price of EUR 1 and GmbH B shares with a strike price of EUR 100.]

AMENDMENT TO

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (trivago GmbH)

2.	travel B.V., [Bennigsen-Platz 1, 40474 Duesseldorf] (IPOCo);

3.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (Expedia); and

4.	,	(the Employee)
	[Last Name, First Name]	[Address]

(trivago GmbH, IPOCo, Expedia and the Employee individually also a Party and together the Parties)

RECITALS

A.	The Employee is or was, as the case may be, employed by trivago GmbH or, if applicable, by a subsidiary of trivago GmbH (each of trivago GmbH, IPOCo and all their respective subsidiaries a trivago Group Company and altogether the trivago Group).

B.	trivago GmbH, Expedia and the Employee entered into, or, as the case may be, will shortly enter into or amend, a phantom option and profit share bonus agreement, as previously amended from time to time (if applicable) (the Existing Option Agreement), under which the Employee holds, or, as the case may be, will hold

(a)	a certain number of vested and unexercised options and a certain number of unvested and unexercised options, each to subscribe for one B Share in trivago GmbH at a subscription price of €1 and otherwise subject to certain terms and conditions (the B1 Options)

(b)	a certain number of vested and unexercised options and a certain number of unvested and unexercised options, each to subscribe for one B Share in trivago GmbH at a subscription price of €100 and otherwise subject to certain terms and conditions (the B100 Options)

(the A1 Options and the SP Options collectively being the Options).

C.	Expedia and the founders of trivago GmbH, being Rolf Schrömgens, Peter Vinnemeier and Malte Siewert (the Founders, together with Expedia the

Shareholders) currently own all of the shares in trivago GmbH (the GmbH Shares), most of which qualify as A-Shares and some of which qualify as B-Shares, as such terms are used in trivago GmbH’s articles of association (the GmbH A-Shares and the GmbH B-Shares, respectively). Expedia and the Founders now have agreed to pursue an initial public offering of American Depositary Shares (ADSs) representing class A shares (Class A Shares) in the capital of IPOCo (such Class A Shares or ADSs collectively, IPOCo Shares) as a newly formed parent entity of trivago GmbH and the listing of those IPOCo Shares on the NASDAQ Global Select Market (the IPO). Before the completion of the IPO (i) Expedia will contribute all of its, and each of the Founders will contribute a part of his, GmbH Shares to IPOCo against being issued ordinary shares in the capital of IPOCo on the same certain ratio (being the Expedia/Founders Multiple as defined below), Expedia and the Founders thereby becoming shareholders of IPOCo (the Contribution), and (ii) promptly following the Contribution, the Founders and Expedia will cause IPOCo to change its legal form into a form suitable to effect an IPO, i.e. a public limited liability company under the laws of The Netherlands (naamloze vennootschap) (the Conversion). Upon the Conversion becoming effective, the ordinary shares in IPOCo held by Expedia at that time shall be converted into class B shares in the capital of IPOCo and all ordinary shares in IPOCo held by the Founders at that time shall be converted into Class A Shares.

D.	Against the background of the envisaged IPO and contingent upon the consummation of the IPO, the Parties now intend to amend the Existing Option Agreement to the effect that the Options henceforth relate to IPOCo Shares instead of GmbH Shares.

Now, therefore, the Parties agree as follows:

1.	AMENDMENT

Subject to the condition precedent described in Clause 5 below, the Existing Option Agreement is hereby amended to the effect that

1.1

(a)	the number of B1 Options held by the Employee shall be the B1 Applicable Number, as such term is defined in Clause 2.1 below, and

(b)	the number of B100 Options held by the Employee shall be the B100 Applicable Number, as such term is defined in Clause 2.2 below,

rather than the number of B1 Options and of B100 Options, respectively, set out in the Existing Option Agreement (the B1 Original Number and the B100 Original Number, respectively),

1.2

(a)	the number of B1 Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date be that partial number of the total B1 Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple (as such term is defined in Clause 2.3 below) divided by 1,000 (if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded), and

(b)	the number of B100 Options that have vested or will vest, as applicable, on the vesting dates specified in the Existing Option Agreement shall for each such date that partial number of be the total B100 Original Number that has vested or will vest on that date multiplied by the Expedia/Founders Multiple divided by 1,000 if applicable, such outcome to be rounded up to the next integer number, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded),

1.3	any one share which, by virtue of each Option, the Employee can subscribe for shall, subject to what results from Clause 5 below, be one IPOCo Share rather than one GmbH A Share as contemplated in the clause headed “Grant of Options” (clause 1) or, as the case may be, the clause headed “Replacement of Remaining Options” (clause 2) of the Existing Option Agreement,

1.4	the Exercise shall occur in the way set out in Clause 4 below rather than in the manner set out in the clause headed “Subscription” (clause 4 or, as the case may be, clause 5) of the Existing Option Agreement,

1.5	IPOCo accedes to the obligations of trivago GmbH as established by the Existing Option Agreement (as amended hereby) to, upon an exercise of Options that complies with Clause 3 (in each case an Exercise), issue to the Employee the Issuable Shares (as such term is defined in Clause 4.2),

1.6	subject to any restrictions under applicable law (such as the securities laws of the United States of America or any state thereof), the IPOCo Shares issued upon an Exercise shall be freely transferable,

1.7	the obligations established by the clause headed “Initial Public Offering” (clause 5 or, as the case may be, clause 6) of the Existing Option Agreement shall be deemed fully satisfied upon this Amendment taking effect.

2.	APPLICABLE NUMBERS

2.1	The B1 Applicable Number is the B1 Original Number multiplied by the Expedia/Founders Multiple divided by 1,000, with the result of such division to be rounded down to the next integer number.

2.2	The B100 Applicable Number is the B100 Original Number multiplied by the Expedia/Founders Multiple divided by 1,000, with the result of such division to be rounded down to the next integer number.

2.3	Expedia/Founders Multiple being the number of ordinary shares in the capital of IPOCo that under the Contribution is issued to Expedia and the Founders for any one of their GmbH A Shares.

3.	EXERCISE

3.1

The Options shall be exercisable in one or more instalments at any time to the extent they have vested at that time, which exercise shall, in relation to each instalment, occur by the submission to IPOCo of a notice of exercise in the form of Annex 1 or such other form as IPOCo may request, including by electronic notification, duly completed and executed by or on behalf of the Employee and specifying, in particular, how many Options are exercised (in relation to each instalment the Exercise Notice.

3.2	Upon any Exercise, IPOCo shall issue (to the extent not already issued and on deposit) the Issuable Shares to the Company’s depositary (from time to time) (the Depositary), and shall instruct the Depositary to issue ADSs representing such Issuable Shares to the Employee and cause same to be included in the book entry transfer system managed by The Depository Trust Company and to be credited to the Employee’s securities account with The Depository Trust Company or directly or indirectly a participant thereof (the Share Issuance). Upon such ADSs being so credited, the Issuable Shares shall be considered to have been issued by IPOCo without any further action being required.

4.	NET EXERCISE MECHANISM

4.1	The Parties acknowledge and agree that save for the agreement made in this Clause 4 certain payment obligations would accrue to the Employee, being (i) the obligation to pay the Exercise Price for each Option exercised, and (ii) the obligation to pay the taxes accruing as a result of the Share Issuance. However, they consider it in their mutual interest that IPOCo assumes (and settles) such payment obligations against the reduction of the number of IPOCo Shares that would otherwise be issuable upon the relevant Exercise by IPOCo Shares of a value equal to the amount of such payments (with the value of such IPOCo Shares being determined on the basis of the then current market price of each IPOCo Share). Accordingly, the Parties agree as set out below in this Clause 4.

4.2	The number of the IPO Shares to be actually issued upon any Exercise (the Issuable Shares) shall, for the A1 Options and the SP Options separately, be computed as I on the basis of the formula

I = O –	(X × O) + T
P

with

(a)	O being the number of Options of the relevant type exercised,

(b)	T being the Tax, as such term is defined below,

(c)	X being the Exercise Price for the relevant Options as defined in Clause 4.3, and

(d)	P being the closing price of the IPOCo Share in trading on the NASDAQ Global Select Market on the last trading day before the day of the Share Issuance.

4.3	The Exercise Price for each Option shall

(a)	in the case of the B1 Options be €1 (i) divided by the Expedia/Founders Multiplier, (ii) multiplied by 1,000;

(b)	in the case of the B100 Options be €100 (i) divided by the Expedia/Founders Multiplier, (ii) multiplied by 1,000.

4.4	Tax shall mean the aggregate amount which trivago GmbH in good faith determines to be the amount by which, as a result of the Share Issuance with respect to the relevant type of Options, the sum of (A) the wage tax (Lohnsteuer) plus solidary surcharge tax (Solidaritätszuschlag) and church tax (Kirchensteuer) thereon and (B) the employee’s contribution to the applicable social security for the month in which the Share Issuance occurs is higher than the sum which would result if the Share Issuance did not occur provided that the benefit from the Share Issuance so relevant to such tax and contribution shall be computed on the assumption that the employee is issued such number of IPOCo Shares as would result if T were nil.

4.5	In consideration of, by operation of Clause 4.2, the Issuable Shares being less than one IPOCo Share for each Option exercised,

(a)	IPOCo shall charge the par value per Issuable Share against its reserves and shall further not be entitled to payment of the Exercise Price to the extent such exceeds such par value, provided that if IPOCo has insufficient reserves to charge the par value per Issuable Share (i) the par value per Issuable Share (but only such par value) shall be paid in cash by the Employee upon the Exercise and (ii) for the purpose of the formula under 4.2 above X shall be the amount resulting from clause 4.2(c) minus such par value.

(b)	IPOCo shall, for the account of the Employee and in satisfaction of the pertinent obligation of trivago GmbH with respect to the payment of the Tax, pay (i) the Tax to the competent tax agency and social security institutions, respectively, and neither IPOCo nor trivago GmbH shall have any recourse against the Employee as a result of IPOCo so having paid the Tax.

(c)	as between the IPOCo and trivago GmbH on the one hand and the Employee on the other hand any entitlement or obligation of the Employee that arises from the actual wage or income tax, solidarity surcharge tax, church tax or employee’s contribution to the applicable social security accruing for the relevant month or the relevant year from the Share Issuance and the payment by IPOCo of the Tax under this Clause 4.5 being less or more than the Tax shall be for the benefit of or the responsibility of, the Employee.

5.	CONDITION PRECEDENT

This amendment shall be subject to the condition precedent that the IPO has been consummated. Until then the Existing Option Agreement shall remain in force unchanged.

6.	EXISTING OPTION AGREEMENT TO REMAIN IN EFFECT

Except for the amendments set out in Clause 1 above, the provisions of the Existing Option Agreement shall remain unchanged and continue to have effect.

7.	MISCELLANEOUS

7.1	The fact of the Existing Option Agreement being entered into or amended only after the date hereof, if applicable, shall not affect this Amendment and this amendment shall in such case relate to any GmbH Options granted or, as the case may be, additionally granted by such Existing Option Agreement or amendment, respectively.

7.2	The clause headed “Miscellaneous” (clause 13 or, as the case may be, clause 16) of the Existing Option Agreement shall apply to this Agreement mutatis mutandis.

7.3	Unless provided otherwise herein, any statement of legal significance, notice or other declaration in connection with this amendment shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

7.4	Any amendments or supplementations to this amendment require the written form; this also applies to an amendment of this Clause 7.3.

7.5	This amendment shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of IPOCo, to the extent legally possible.

7.6	Should any provision of this amendment be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[Signature page follows]

Date:	Date:

travel B.V.	trivago GmbH

Signature:	Signature:
Name:	Name:
Title:	Title:

Date:	Date:

Expedia Lodging Partner Services S.à r.l.	Employee

Signature:	Signature:
Name:	Name:
Title:

Annex 1

Form of Notice of Exercise

TO:

trivago N.V.

Legal department

Bennigsen-Platz 1

40474 Duesseldorf

Germany

Date:

RE: Exercise of vested Options

This is an Exercise Notice pursuant to the Phantom Option and Profit Share Bonus Agreement as (amended from time to time) between the Employee, Expedia, trivago GmbH and IPOCo. Any capitalized terms used herein shall have the meanings ascribed to them in the Phantom Option and Profit Share Bonus Agreement.

The Employee hereby exercises		vested B1 Options,
[number of vested Options to be inserted by Employee]

and		vested B100 Options,
[number of vested Options to be inserted by Employee]

each with respect to one IPOCo Share.

The Employee, pursuant to the provisions set forth in the Phantom Option and Profit Share Bonus Agreement, hereby agrees to subscribe for the Issuable Shares.

Employee

Signature:

Name:

[to be notarized]

PHANTOM OPTION AND PROFIT SHARE BONUS AGREEMENT

BETWEEN

1.	trivago GmbH, Bennigsen-Platz 1, 40474 Duesseldorf (the Company);

2.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (the Shareholder); and

3.	[Name], [Address] (the Employee)

RECITALS

A.	The Employee is employed by the Company or, if applicable, by a subsidiary of the Company. The Company and its subsidiaries shall herein collectively be referred to as the trivago Group and each entity of the trivago Group shall be referred to as a trivago Group Company.

B.	The Shareholder is the majority shareholder of the Company.

C.	The Company and the Shareholder wish to incentivize the Employee to stay with the trivago Group and act in the trivago Group’s best interest.

D.	By resolution of the Company´s shareholders dated 19 December 2014 (roll of deeds no. H 3640 for 2014 of the Duesseldorf notary public Dr. Armin Hauschild) the articles of association of the Company were amended; such amendment including the possibility of the Company to issue so called A-shares as well as so called B-shares. A B-share (a B-Share) gives its owner 1/1,000 (one thousandth) of all economic and voting rights and claims which an A-share (an A-Share) gives its owner, in each case, as per the Company´s articles of association. Each of the A-Shares and B-Shares has a nominal value of EUR 1.00 (one euro).

Now, therefore, the parties agree as follows:

1.	GRANT OF OPTIONS

The Company hereby grants to the Employee an aggregate number of [Number of options] options each to subscribe for one (1) [A-Share/B-Share] of the Company on the terms and conditions set out below (the Options).

2.	PROFIT SHARE BONUS

During the term of this agreement, for so long as the Employee is an employee of a trivago Group Company, the Employee shall be entitled to an annual profit share bonus (the Bonus) as follows: For each vested and unvested Option, the Bonus amount shall be equal to the after tax profit (for the avoidance of doubt before (i) profit transfers pursuant to loss and transfer agreements and/or (ii) profit compensation payments pursuant to section 304 German Stock Corporation Act (the Net Income)) of the Company multiplied by the percentage amount of the economic stake in the Company that such Employee’s vested and unvested Options would represent if fully exercised and issued as shares (calculated as if all vested and unvested options, as well as any other equity or equity based securities or interests in the Company, were issued shares in the share capital of the Company). The Bonus shall become due and payable within forty-five (45) days of the annual accounts for the prior fiscal year having been approved by the shareholders in the Company. Any Bonus right shall terminate with respect to all vested and unvested Options upon the earlier of (i) the separation of the Employee from the trivago Group for any reason, (ii) the exercise of the Option pursuant to Clause 4, (iii) the lapse of the Option or (iv) the termination of this agreement. For the avoidance of doubt, in order to receive any Bonus pursuant to this agreement, such Employee must be employed by a trivago Group Company as of the date such Bonus payment is made.

3.	VESTING

3.1	For so long as the Employee is an employee of a trivago Group Company, the unvested Options shall vest in accordance with the vesting schedule attached hereto as Annex 3.1.

3.2	In each case, partial Options shall be commercially rounded (kaufmännisch gerundet) to the next full Option, provided that at the last vesting date only such a number of Options will vest that the overall number of Options is not exceeded.

4.	SUBSCRIPTION

4.1	The Options shall be settled as follows:

(a)	the Employee shall be offered for each Option the right to subscribe for one [A-Share/B-Share] in the Company in the nominal value of EUR 1.00 (one euro) in accordance with Clause 4.2 and 4.3 below;

(b)	the subscription price for one [A-Share/B-Share] shall amount to EUR 1.00 (one euro) payable by the Employee in cash;

(c)	the new [A-Shares/B-Shares] subscribed by the Employee shall have equal economic rights to the existing [A-Shares/B-Shares] in the Company, except if otherwise set out in the Put/Call Agreement (as defined below); however, (i) the new [A-Shares/B-Shares] shall have limited voting rights as reasonably decided by the Shareholder, (ii) the Shareholder may reasonably request that the Employee agrees to a shareholders agreement allowing the Shareholder to control the voting rights of the Employee, and (iii) upon request by the Shareholder, the Employee shall grant to the Shareholder an irrevocable power of attorney to exercise voting rights in shareholders meetings and resolutions of the Company, provided that in each case the economic position of the Employee shall not be affected.

4.2	From 8 June [2017] until 8 September [2017] [Note: This is the (usual) first exercise used for previous options grants] (the First Subscription Period), the Shareholder and the Company (as joint debtors (Gesamtschuldner)) shall offer (the First Subscription Offer) to the Employee to subscribe for [A-Shares/B-Shares] of the Company pursuant to Clause 4.1 above with respect to [all] [Note: Depends on commercial terms. Usually it is “all vested” Options.] of the vested Options held by the Employee on the date of the First Subscription Offer. The Employee shall be entitled to subscribe for the new [A-Shares/B-Shares] only if she/he enters into a put/call option with the Shareholder substantially in the form attached hereto as Annex 4 (the Put/Call Agreement). The Shareholder and the Company (as joint debtors (Gesamtschuldner)) shall ensure that all necessary steps for the issuance of the new [A-Shares/B-Shares] are taken and that the Put/Call Agreement is executed on their behalf. If such First Subscription Offer has been made and the Employee has not (i) subscribed for new [A-Shares/B-Shares] (i.e. the Employee has not signed all necessary declarations in the required form), or (ii) executed the Put/Call Agreement in the required form prior to the subscription of the new [A-Shares/B-Shares] in the Company, in each case, within seven (7) days following the date of such First Subscription Offer (or more if otherwise indicated by the Shareholder (through the Company as the case may be) in the First Subscription Offer), then all of the vested Options held by the Employee shall lapse without compensation.

4.3	From 8 June [2019] until 8 September [2019] [Note: This is the (usual) first exercise used for previous options grants.] (the Second Subscription Period), the Shareholder and the Company (as joint debtors (Gesamtschuldner)) shall offer (the Second Subscription Offer) to the Employee to subscribe for [A-Shares/B-Shares] pursuant to Clause 4.1 above with respect to all remaining vested Options held by the Employee on the date of the Second Subscription Offer. The Employee shall be entitled to subscribe for the new [A-Shares/B-Shares] only if she/he enters into a Put/Call Agreement with the Shareholder. The Shareholder and the Company (as joint debtors (Gesamtschuldner)) shall ensure that all necessary steps for the issuance of the new [A-Shares/B-Shares] are taken and that the Put/Call Agreement is executed on their behalf. If such Second Subscription Offer has been made and the Employee has not (i) subscribed for new [A-Shares/B-Shares] (i.e. the Employee has not signed all necessary declarations in the required form), or (ii) executed the Put/Call Agreement in the required form prior to the subscription of the new [A-Shares/B-Shares] in the Company, in each case, within seven (7) days following such Second Subscription Offer (or more if otherwise indicated by the Shareholder (through the Company as the case may be) in the Second Subscription Offer), all remaining vested Options held by the Employee shall lapse without compensation.

4.4	For the avoidance of doubt, the Employee shall be entitled to subscribe for any [A-Shares/B-Shares] in the Company if and to the extent the Shareholder or the Company make or are obligated to make a Subscription Offer in accordance with this Clause 4.

5.	INITIAL PUBLIC OFFERING

In case of an Initial Public Offering (IPO) of the Company (or its successor), the Company shall (i) with respect to the vested Options held by such Employee, grant the Employee common stock on the same terms and in a number equal to the number of shares of the Company underlying the Option held by such Employee and (ii) with respect to unvested Options held by such Employee, grant the Employee unvested options to acquire common stock of the Company, on the same terms, including vesting schedule, and in a number equal to the number of shares of the Company underlying the unvested Options held by such Employee. Where a successor company to the Company is created in connection with implementation of the IPO such successor company shall be deemed to be the Company in this paragraph. To the extent the Employee receives common stock, the Options shall lapse.

6.	NO TRANSFERABILITY

Neither the Options nor any new shares subscribed by the Employee pursuant to Clause 4 above may be transferred by the Employee to any party whether by sale, assignment or other form of disposal (Verfügung) including the incurrence of any encumbrance thereon, except with the written consent of the Shareholder or pursuant to the Put/Call Agreement.

7.	LAPSE OF OPTIONS

Except as otherwise permitted pursuant to Clause 4 above, the Employee may not subscribe for shares in the Company. Any unvested Options shall lapse without any compensation for the Employee in case the Employee ceases to be employed by a trivago Group Company (e.g. in case the employment terminates for whatever reason or a fixed-term employment is not renewed), provided that such Options have not been exercised at such point of time. Vested Options shall remain unaffected, except in case of termination of this agreement pursuant to Clause 8.1. Notwithstanding the foregoing, the lapse of Options pursuant to Clause 4.2 and 4.3 shall remain unaffected.

8.	TERMINATION

8.1	The Company can terminate this agreement with immediate effect in the event any of the following occur:

(a)	Any creditor of the Employee attempts to attach or foreclose in any rights of the Employee under this agreement;

(b)	insolvency proceedings are opened or denied due to lack of assets with respect to the assets of the Employee;

(c)	the Employee violates material obligations under statutory law, the articles of association of the Company, her/his employment agreement with the Company (or the relevant trivago Group Company if applicable), the Put/Call Agreement or this agreement; or

(d)	the employment agreement between the Company (or the relevant trivago Group Company if applicable) and the Employee is actually terminated (ist beendet) due to one of the following reasons:

•	termination by the Company (or the relevant trivago Group Company if applicable) for important cause set by the Employee; or

•	ordinary termination by the Company (or the relevant trivago Group Company if applicable) due to reasons in the behaviour or person of the Employee (verhaltens- oder personenbedingte Kündigung).

8.2	With the termination pursuant to Clause 8.1 above, all unvested Options shall automatically lapse without compensation. With respect to vested Options, the Company can elect to continue vested Options or terminate them against compensation pursuant to Clause 8.3 below.

8.3	In case of a termination with respect to vested Options, the Employee shall receive from the Company for each vested Option the amount of [EUR 200.00 (two hundred euros) (in case of termination pursuant to Clause 8.1 (a) through (b)) or EUR 1.00 (one euro) (in case of termination pursuant to Clause 8.1 (c) through (d))] [Note: For A-Share options] [EUR 1.00 (one euro)] (in case of termination pursuant to Clause 8.1 (a) through (d))] [Note: For B-Share options].

9.	TAXES

9.1	The Employee acknowledges that the exercise of the Options, as well as any cash settlement with respect to such Options, may result in income for tax and/or social security purposes on the level of the Employee. Furthermore, any Bonus paid during the term of the Option may constitute income for tax and/or social security purposes.

9.2	Any taxes and employee contributions to social security applicable to or levied on the Options, their exercise and the profit participation shall be borne by the Employee. The Company (or, if applicable, the relevant trivago Group Company) is entitled to deduct any such payments from any payments to the Employee including salary payments and/or Bonus; the Employee hereby assigns to the Company (which is entitled, if applicable, to assign such claims to the relevant trivago Group Company) any claims against the Shareholder under the Put/Call Agreements, provided that the Company shall release such claims and shall distribute any amount received to the Employee to the extent that such amount is not required to pay the taxes and social security contributions to be borne by the Employee pursuant to this Clause.

9.3	In connection with a First Subscription Offer or a Second Subscription Offer pursuant to which an Employee subscribes for shares, the Company (i.e. at its reasonable discretion) should, or (if applicable) should cause the relevant trivago Group Company to, elect to undertake any of the following to comply with its tax withholding obligations and to assist the Employee with the payment of any tax liabilities incurred by such Employee: (i) pay the relevant tax amount (or part of it) to the relevant authorities, which shall constitute a loan to the Employee in the relevant amount on terms to be determined by the Company, and/or (ii) provide a loan (or procure that another entity provides a loan) to such Employee in an amount and on terms to be determined by the Company and/or the Shareholder. In any of these cases, the Employee shall be obliged to pledge the shares subscribed by her/him to the relevant lender of the loan as collateral for such loan.

9.4	The Company shall use, and (if applicable) shall cause the relevant trivago Group Company to use, reasonable efforts to minimize any wage tax applicable to the exercise of the Options, in particular in connection with the subscription of new shares pursuant to Clause 4. The Company (or the relevant trivago Group Company if applicable) may request the cooperation of the Employee in this respect.

10.	NO OTHER CLAIMS

10.1	The grant of options by the Company is voluntary and the Employee waives any right that she/he has with respect to any additional options or other option right programs or programs that grant or purport to grant equity or other profit or dividend participation rights in the Company.

10.2	The Employee acknowledges that the Employee shall have no claim against the Company or its directors if and insofar as the shares in the Company, the Options or any other rights do not result in any expected value increase.

11.	CHANGE OF TERMS

11.1	The Shareholder and the Company, acting together, are entitled to change the terms of this agreement unilaterally, provided the economic rights of the Employee are not affected in a materially adverse manner thereby, e.g. in case of an adjustment of technical provisions regarding the implementation or exercise of Options. The Company is obliged to duly inform every Employee one (1) month prior to the intended change.

11.2	Any capital increase or other capital measure by the Company shall not entitle the Employee to additional options or any other rights.

12.	DATA PROTECTION

The Employee agrees that the Company, the Shareholder and its affiliates may, in compliance with applicable legal provisions and subject to any confidentiality restrictions (if any), manually or electronically store, process or exchange among themselves personal data of the Employee. This also applies to banks or financial institutions involved in the settlement and/or implementation of this agreement, the tax authorities or any other authorities. Data may also be transferred to recipients outside of the European Union or the European Economic Area.

13.	MISCELLANEOUS

13.1	Any statement of legal significance, notice or other declaration in connection with this agreement shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth on page 1 of this agreement unless the respective party has advised the other party of a change of address in writing.

13.2	Any amendments or supplementations to this agreement require the written form; this also applies to an amendment of this Clause 13.2.

13.3	This agreement shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of the Company, to the extent legally possible.

13.4	Should any provision of this agreement be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

Annex 3.1: Vesting Schedule for [Name]

[Note: Vesting schedule depends on commercial terms.]

With regard to the vesting of the Options the following shall apply:

•	On [date] an aggregate number of [●] Options shall vest.

•	On [date] an aggregate number of [●] Options shall vest.

•	On [date] an aggregate number of [●] Options shall vest.

Annex 4

[to be notarized]

[Notarial Introductory Wording]

PUT/CALL AGREEMENT

BETWEEN

1.	[Name], [Address] (the Seller)

and

2.	Expedia Lodging Partner Services S.à r.l., rue du Lac 12, 1207 Geneva, Switzerland (the Purchaser)

RECITALS

A.	The Seller will subscribe for […] [A-Shares or B-Shares; as the case may be] (the Seller Shares) in trivago GmbH, Düsseldorf (the Company) on the terms and conditions set forth in a phantom option and profit share bonus agreement dated [Date] between the Seller, the Purchaser and the Company (the Phantom Option Agreement). The subscription and issuance of new shares pursuant to such Phantom Option Agreement is subject to the Seller agreeing with the Purchaser on this agreement (the date on which such issuance takes place, the Issuance Date).

B.	The parties agreed on put and call options with respect to the Seller Shares to be subscribed by the Seller, pursuant to which such Seller Shares might be transferred to the Purchaser.

Now, therefore, the parties agree as follows:

1.	PUT OPTION

1.1	The Purchaser hereby offers to the Seller to conclude a sale and purchase agreement with the terms and conditions set forth in Clause 3 below (the Put).

1.2	The offer set forth in Clause 1.1 above can be accepted by the Seller by delivering a declaration of acceptance, notarized by a German notary public, to the Purchaser at any time during the period commencing on the day that immediately follows the end of the Call Period and ending on the date that is twelve (12) months from the Issuance Date (the Put Period).

2.	CALL OPTION

2.1	The Seller hereby offers to the Purchaser to conclude a sale and purchase agreement with the terms and conditions set forth in Clause 3 below (the Call).

2.2	The Call set forth in Clause 2.1 above can be accepted by the Purchaser by delivering a declaration of acceptance, notarized by a German notary public, to the Seller at any time during the period commencing on the date that is six (6) months from the Issuance Date and ending on the date that is nine (9) months from the Issuance Date (the Call Period).

3.	TERMS AND CONDITIONS OF SHARE PURCHASE

3.1	Subject to the acceptance pursuant to Clauses 1 or 2 above, the Seller hereby sells to the Purchaser the Seller Shares, and, subject to the further condition precedent that the purchase price pursuant to Clause 3.2 below has been paid (the Condition Precedent), transfers the Seller Shares to the Purchaser.

3.2	With respect to the purchase price for each share sold and transferred pursuant to Clause 3.1 above the following shall apply:

(a)	Subject to lit. (c) below, if the Purchaser acquired shares in the Company from other shareholders during the six (6) month period prior to the exercise of the Put or Call, the purchase price shall amount to (i) such purchase price per share as the Purchaser has paid to other shareholders in the Company in course of such most recent transaction falling within the six (6) month window (the Last Transaction), less (ii) any dividend or other distribution received by the Seller on a Seller Share after the date of the Last Transaction (provided that such dividend payments have not been deducted within the calculation of the purchase price under such Last Transaction).

(b)	Subject to lit. (c) below, if the Purchaser did not acquire shares in the Company from other shareholders during the six (6) month period prior to the exercise of the Put or Call, the purchase price shall amount to the fair market value of one share in the Company as determined by the shareholders’ meeting in good faith, and, if reasonably requested by a managing director of the Company, who is also a shareholder holding more than 1% of the voting rights in the Company’s shareholders’ meeting, reasonably taking into account a reputable accounting firm’s advice on such fair market value, with such advice to:

(i) be, subject to (ii) and (iii) below, in accordance with industry standard valuation methodologies;

(ii) be, subject to (iii) below, based on the actual historical results of the Company as reflected in audited financial statements and reasonable forecasts of up to five (5) years, assuming ordinary course of operations consistent with past practice, and any existing profit and loss pooling agreements (Gewinnabführungsverträge) shall be deemed to have never existed and all distributable profits of the Company shall be deemed to have been distributed to the shareholders; and

(iii) for the avoidance of doubt, specifically,

(A)	exclude (from such forecasts) financial projections potentially accruing from initiatives, product lines, business models and other matters, which are a deviation from the ordinary course of operations as currently and historically conducted;

(B)	disregard the outcomes of recent tax-related evaluations of the Company (if any);

(C)	disregard any support provided to the Company by its current majority shareholder (Majority Shareholder) and assume that any then-current agreements between the Majority Shareholder and its other affiliates, on the one hand, and the Company and its subsidiaries on the other hand, would be terminated or modified to reflect arms-length transactions between two independent commercial parties; and

(D)	take into full account the working capital balances of the Company and assume that any financial indebtedness of the Company is paid off in full with available cash (with the consequences thereof reflected in the fair market value per share in the Company).

(c)	For the avoidance of doubt it is agreed that

(i) where a purchase price of a B-Share, as per the Company’s articles of association, is to be determined pursuant to the provisions of lit. (a) or (b) above, such purchase price shall be adjusted to accommodate for the fact that each B-Share represents 1/1,000 (one thousandth) of the economic and voting rights and claims associated with an A-Share;

(ii) to the extent the Purchaser has paid non-cash items as consideration under a Last Transaction, the value of such non-cash consideration shall be relevant for the calculation of the purchase price to be paid for the Seller Shares; and

(iii) if a Last Transaction was not entered into at arm’s length, the fair market value of the Seller’s Shares shall be paid as purchase price under this agreement.

(d)	The purchase price shall be payable within four (4) weeks of the acceptance declaration pursuant to Clauses 1 or 2.

3.3	The Seller shall confirm to the notary who notarized this agreement without undue delay when the purchase price has been credited to the Seller´s bank account. At the latest with such confirmation the Condition Precedent shall be deemed satisfied. If the notary has not received the Seller’s confirmation within 14 days following payment of the purchase price by the Purchaser as evidenced by wire confirmation provided by the Purchaser to the notary, the Condition Precedent shall be deemed satisfied on the 15th day following payment of the purchase price.

3.4	The Seller guarantees to the Purchaser by way of an independent promise of guarantee in accordance with Section 311 para. 1 German Civil Code that as of the date of acceptance pursuant to Clauses 1 or 2 above, the following statements are true and correct:

(a)	The Seller is the lawful owner of the Seller Shares, and the Seller Shares are free from any rights of third parties, except for any pledge of the Seller Shares granted in favour of the Purchaser or in favour of an entity granting a loan pursuant to Clause 9 of the Phantom Option Agreement. Upon acceptance, the Seller will validly transfer legal and beneficial ownership attached to the Seller Shares to the Purchaser; and

(b)	The stated capital of the Company attributable to the Seller Shares has been fully paid in and no repayments or refunds of the stated capital, neither openly or concealed, have been made to the Seller Shares.

4.	PLEDGE

The Seller hereby pledges the Seller Shares to the Purchaser to secure any claim by the Purchaser against the Seller. Unless otherwise notified by the Purchaser, the Seller shall remain entitled to exercise any shareholder rights with respect to the Seller Shares, including but not limited to receive any dividend payments on the shares. The pledge shall be released if the Put or Call has not been exercised by the end of the Put Period.

5.	MISCELLANEOUS

5.1	Any statement of legal significance, notice or other declaration in connection with this agreement shall be made in writing, unless notarization or any other specific form is required by mandatory law, to the address as set forth at the beginning of this agreement unless the respective party has advised the other party of a change of address in writing.

5.2	Any amendments or supplementations to this agreement require the written form unless notarial form is required; this also applies to an amendment of this Clause 5.2.

5.3	This agreement shall be governed by and construed in accordance with the laws of Germany. Any dispute, controversy or claim arising from or in connection with this agreement or its validity shall be brought before the courts competent for the business seat of the Company, to the extent legally possible.

5.4	Should any provision of this agreement be or become invalid, ineffective or unenforceable as whole or in part, the validity, effectiveness and enforceability of the remaining provisions shall not be affected thereby. Any such invalid, ineffective or unenforceable provision shall be deemed replaced by such valid, effective and enforceable provision as comes closest to the economic intent and purpose of such invalid, ineffective or unenforceable provision as regards subject, matter, amount, time, place and extent. The aforesaid shall apply mutatis mutandis to any gap in this agreement.